ProPetro Increases Share Repurchase Authorization to $200 million MIDLAND, Texas, April 24, 2024, (Business Wire) – ProPetro Holding Corp. ("ProPetro" or "the Company") (NYSE: PUMP) today announced that the Company's Board of Directors approved an increase and extension of ProPetro's share repurchase program. The program permits the repurchase of up to an additional $100 million of the Company's common shares for a total of $200 million and extends the expiration date by one year to May 31, 2025. "We are pleased to announce the expansion of our share repurchase program, which reflects the strong support of our Board of Directors in our strategy and ability to execute," stated Sam Sledge, Chief Executive Officer. "We are confident we have the right strategy in place to benefit from our position as a sophisticated service provider. Our proven discipline and transformed, bifurcated fleet give us confidence in our strategy and earnings potential. As we continue to industrialize our business, we’re creating durable and repeatable results. The industrialized model that ProPetro is implementing will continue to pay off and produce benefits for years to come. Today's expansion highlights our commitment and confidence in that strategy." Mr. Sledge, added, "We view share repurchases and the overall return of capital to shareholders as an important part of our strategy demonstrating our conviction in the future of the Company while creating value for shareholders, and a key pillar of our value proposition for investors. We plan to opportunistically execute the share repurchase program, taking into consideration market conditions, our business outlook, capital position, and liquidity, all while maintaining our robust balance sheet. Furthermore, as part of our strategy, we will continue to high-grade our capital allocations and explore additional methods of strategic capital returns beyond the announced expanded share repurchase program." ProPetro has repurchased approximately $74 million or 8% of our outstanding common stock since our plan's inception last May 2023. With the program expansion, the total remaining authorization for future common share repurchases is approximately $126 million or 14% of ProPetro’s market capitalization based on the current share price. During the pendency of the share repurchase program, the Company may repurchase shares from time to time through various methods, including in open market transactions, block trades, accelerated share repurchases, privately negotiated transactions, derivative transactions or otherwise, certain of which may be made pursuant to a trading plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in compliance with applicable state and federal securities laws. The timing, as well as the number and value of shares repurchased under the program, will be determined by the Company at its discretion and will depend on a variety of factors, including management’s assessment of the intrinsic value of the Company’s common stock, the market price of the Company’s common stock, general market and economic conditions, available liquidity, compliance with the Company’s debt and other agreements, applicable legal requirements, the nature of other investment opportunities available to the Company, and other considerations. The Company is not obligated to purchase any shares under the repurchase program, and the program may be suspended, modified, or discontinued at any time without prior notice. The Company expects to fund the repurchases by using cash on hand and expected free cash flow to be generated in the future. About ProPetro ProPetro Holding Corp. is a Midland, Texas-based provider of premium completion services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com. EXHIBIT 99.1

Forward-Looking Statements Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” "will," "should" and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward- looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 EXHIBIT 99.1